John Hancock
Manulife Private Credit Plus Fund
Quarterly portfolio holdings 9/30/2024

Fund’s investments
As of 9-30-24 (unaudited)
	Shares	Value
Affiliated investment companies (A) 96.7%		$98,138,516
(Cost $96,745,914)
Alternative and specialty 89.7%		91,050,398
John Hancock Asset-Based Lending Fund, Class I (Marathon)	1,489,369	30,234,195
Manulife Private Credit Fund (MIM US Private Markets)	2,876,912	60,816,203
Fixed income 7.0%		7,088,118
John Hancock Corporate Bond ETF (MIM US) (B)	100,695	2,208,241
John Hancock Mortgage-Backed Securities ETF (MIM US) (B)	218,339	4,879,877

	Yield* (%)	Maturity date	Par value^	Value
Short-term investments 2.0%				$1,994,341
(Cost $1,994,341)
U.S. Government Agency 2.0%				1,994,341
Federal Home Loan Bank Discount Note	4.630	10-23-24	2,000,000	1,994,341

Total investments (Cost $98,740,255) 98.7%	$100,132,857
Other assets and liabilities, net 1.3%	1,364,084
Total net assets 100.0%	$101,496,941
The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund unless otherwise indicated.
^All par values are denominated in U.S. dollars unless otherwise indicated.

Security Abbreviations and Legend
(A)	The underlying funds’ advisor/subadvisor is shown parenthetically.
(B)	The subadvisor is an affiliate of the advisor.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

Advisors/Subadvisors of Affiliated Underlying Funds
Manulife Investment Management Private Markets (US) LLC	(MIM US Private Markets)
Manulife Investment Management (US) LLC	(MIM US)
Marathon Asset Management LP	(Marathon)
1	MANULIFE PRIVATE CREDIT PLUS FUND | QUARTERLY REPORT	SEE NOTES TO FUND’S INVESTMENTS

Notes to Fund’s investments (unaudited)
Security valuation. Investments are valued at the end of each month at a minimum pursuant to the Valuation Policies and Procedures of the Advisor, John Hancock Investment Management LLC.
In order to value the securities, the fund uses the following valuation techniques: Investments in affiliated underlying funds and/or other open-end management investment companies, other than exchange-traded funds (ETFs), are valued at their respective NAVs each month. Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing, which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices.
In certain instances, the Pricing Committee of the Advisor may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the Pricing Committee following procedures established by the Advisor and adopted by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.
The fund uses a three tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Advisor’s assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund’s investments as of September 30, 2024, by major security category or type:
	Total value at 9-30-24	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Affiliated investment companies	$37,322,313	$37,322,313	—	—
Short-term investments	1,994,341	—	$1,994,341	—
Investments valued at NAV[1]	60,816,203
Total investments in securities	$100,132,857	$37,322,313	$1,994,341	—
[1]Certain investments of the fund were fair valued using the NAV as practical expedient as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
Investment in affiliated underlying funds. The fund invests primarily in affiliated underlying funds that are managed by the Advisor and its affiliates. The fund does not invest in the affiliated underlying funds for the purpose of exercising management or control; however, the fund’s investment may represent a significant portion of each affiliated underlying funds’ net assets.
Information regarding the fund’s fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the fund, if any, is as follows:
							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
John Hancock Asset-Based Lending Fund	1,489,369	$19,975,808	$10,000,000	—	—	$258,387	$1,336,858	$3,508	$30,234,195
John Hancock Corporate Bond ETF	100,695	5,212,953	—	$(3,001,561)	$82,564	(85,715)	84,751	—	2,208,241
|	2

							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
John Hancock Mortgage-Backed Securities ETF	218,339	$12,928,382	—	$(7,983,686)	$97,807	$(162,626)	$201,256	—	$4,879,877
Manulife Private Credit Fund	2,876,912	14,960,111	$45,000,000	—	—	856,092	3,002,231	—	60,816,203
					$180,371	$866,138	$4,625,096	$3,508	$98,138,516
For additional information on the fund’s significant accounting policies and risks, please refer to the fund’s most recent semiannual or annual shareholder report and prospectus.
3	|